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                                                                      EXHIBIT 21


                             UNITED RENTALS, INC.
                                Subsidiary List


THOSE CORPORATIONS WHICH ARE INDENTED REPRESENT SUBSIDIARIES OF THE CORPORATION UNDER WHICH THEY ARE INDENTED.

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                                                                   State of
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                Name of Subsidiary                               Incorporation
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United Rentals Trust I                                          Delaware
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United Rentals (North America), Inc.                            Delaware
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     A&A Tool Rentals & Sales, Inc.                             California
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     ACG, Inc.                                                  Indiana
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     Adco Equipment, Inc.                                       California
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     Arrow Equipment Company                                    Illinois
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     Bakersfield Compaction Equipment                           California
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     Blast Abrasives and Equipment Corp.                        Indiana
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     BNR Equipment, Inc.                                        New York
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     Churchman Equipment Co.                                    Indiana
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     Coran Enterprises, Incorporated (d/b/a A-1Rents)           California
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     Dealers Service Company                                    New Jersey
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     Empire Equipment Rental & Ready Mix, Inc.                  California
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     Forte, Inc.                                                Washington
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     Grand Valley Equipment Co.                                 Michigan
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     High Lift Equipment, Inc.                                  Wisconsin
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     High Reach Co., Inc.                                       Pennsylvania
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     Independent Scissor Lifts, Inc.                            California
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     JBK, Inc.                                                  Ohio
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     Kubota of Grand Rapids, Inc.                               Michigan
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     Loftin's Rent-All, Inc.                                    Alabama
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     Madison Equipment Sales and Rental, Inc.                   Alabama
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     Mark Equipment, Inc.                                       Alabama
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     Mercer Equipment Company                                   North Carolina
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     Misco Rents, Inc.                                          Indiana
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     Mission Valley Rentals, Inc.                               California
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     Palmer Equipment Company, Inc.                             Michigan
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     Paul E. Carlson, Inc.                                      Minnesota
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     Powers Rentals & Sales, Inc.                               California
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     Rental Tools & Equipment Co. International, Inc.           Maryland
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     Rentals Unlimited, Incorporated                            Rhode Island
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     Rosedale Equipment Rental, Inc.                            California
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     Space Maker Systems of Va., Inc.                           Virginia
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     Thoesen Equipment Inc.                                     Illinois
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     Tool Center of Texas, Inc.                                 Texas
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     Tool Shed of Greenfield, Inc.                              Indiana
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     Tool Shed of Indianapolis, Inc.                            Indiana
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     Trench Safety Equipment Corp.                              Arizona
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     United Equipment Rental of Houston, Inc.                   Texas
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     United Rentals, Inc.                                       Washington
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     United Rentals Aerial Equipment, Inc.                      Delaware
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     United Rentals Northwest, Inc.                             Oregon
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     United Rentals of Canada, Inc.                             Ontario
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     United Rentals of Canada (Quebec), Inc.                    Quebec
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     United Rentals of Colorado, Inc.                           Colorado
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     United Rentals of Kentucky, Inc.                           Kentucky
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     United Rentals of Nevada, Inc.                             Nevada
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     United Rentals of New England, Inc.                        New York
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     United Rentals of Southern California, Inc.                California
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     United Rentals of Utah, Inc.                               Utah
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     United Rentals of Western Canada, Inc.                     Canada
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     U.S. Rentals, Inc.                                         Delaware
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       California Equipment Rental Co.                          California
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       Provisto, S. de R.L. de C.V.                             Mexico
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       U.S. Rentals, S. de R.L. de C.V.                         Mexico
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     Westside Rentals, Inc.                                     Tennessee
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     W-W Rentals, Inc.                                          Tennessee
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     Wynne Systems, Inc.                                        California
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